UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Sturm, Ruger & Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STURM, RUGER & COMPANY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 24, 2006
     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the “Company”) will be held at The Westport Inn, 1595 Post Road East, Westport, Connecticut 06880 on the 24th day of May, 2006 at 10:30 a.m. to consider and act upon the following:
1.	A proposal to elect five (5) Directors to serve on the Board of Directors for the ensuing year;

2.	A proposal to approve the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the 2006 fiscal year; and

3.	Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
     Only holders of record of Common Stock at the close of business on April 20, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting, at the Company’s offices located at Lacey Place, Southport, Connecticut 06890.
     The Company’s Proxy Statement is attached hereto.

By Order of the Board of Directors
/s/ Leslie M. Gasper
Leslie M. Gasper
Corporate Secretary
Southport, Connecticut
April 17, 2006
     All Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please date, mark and sign the enclosed form of proxy and return it to Computershare Investor Services LLC, P.O. Box 2702, Chicago, Illinois 60690-9402. A postage-paid envelope is enclosed for your convenience.

April 17, 2006
STURM, RUGER & COMPANY, INC.
LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
PROXY STATEMENT
2006 ANNUAL MEETING OF THE STOCKHOLDERS
PROXY SOLICITATION AND VOTING INFORMATION
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturm, Ruger & Company, Inc. (the “Company”) for use at the 2006 Annual Meeting of Stockholders (the “Meeting”) of the Company to be held at 10:30 a.m. on May 24, 2006 at The Westport Inn, 1595 Post Road East, Westport, Connecticut 06880 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are first being sent to stockholders on or about April 26, 2006.
     The mailing address of the principal executive office of the Company is Lacey Place, Southport, Connecticut 06890.
     If the enclosed proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by (i) giving written notice to the Company’s Secretary at the Company’s address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company’s Secretary at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy). All expenses in connection with the solicitation of these proxies, which are estimated to be $100,000, will be borne by the Company.
     The Annual Report of the Company for the year ended December 31, 2005, including financial statements, is enclosed herewith.
     Only holders of Common Stock, $1.00 par value, of the Company (the “Common Stock”) of record at the close of business on April 20, 2006 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock is entitled to one vote per share. As of April 20, 2006, 26,910,720 shares of Common Stock were issued and outstanding and there were no outstanding shares of any other class of stock. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.
     In accordance with the Company’s by-laws and applicable law, the election of Directors will be determined by a plurality of the votes cast by the holders of shares present in person or by proxy and entitled to vote. Consequently, the five nominees who receive the greatest number of votes cast for election as Directors will be elected. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote (“broker non-votes”) will be counted as being present at the Meeting. However, these shares will not be counted as voting on the election of Directors, with the result that such abstentions and broker non-votes will have the same effect as votes against the election of Directors.
     The affirmative vote of shares representing a majority of the shares present and entitled to vote is required to approve the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the 2006 fiscal year, which is also to be voted on at the Meeting, and to approve any other matters properly presented at the Meeting. Shares which are voted to abstain on these matters and broker non-votes will be considered present at the Meeting but will not be counted as voting for these matters, with the result that abstention and broker non-votes will have the same effect as votes against the proposal.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
     Five Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders or until his successor is elected and has qualified. At their July 26, 2005 meeting, the Board of Directors voted to increase the number of Directors from six to eight, and elected John A. Cosentino, Jr. and Joseph C. Strasser, RADM, USN (ret.) to the Board effective August 1, 2005. Townsend Hornor, a Director since 1972, passed away on September 11, 2005, and on October 20, 2005, rather than fill the vacancy left by Mr. Hornor’s death, the Board of Directors acted to reduce the number of Directors from eight to seven. Rear Admiral Strasser resigned from the Board of Directors for health reasons effective January 28, 2006 and on January 31, 2006 the Board amended the Company’s By-Laws to reduce the number of Directors to six rather than fill the vacancy left by Rear Admiral Strasser’s resignation. On February 13, 2006, William B. Ruger, Jr. voluntarily resigned as a Director and as Chairman of the Board, and retired as Chief Executive Officer of the Company effective February 28, 2006. On February 15, 2006, the Board voted to amend the Company’s By-Laws to reduce the number of Directors to five rather than fill the vacancy left by Mr. Ruger’s resignation, and also authorized the amendment of the Company’s By-Laws in order to appoint a non-executive Chairman of the Board, naming Vice Admiral James E. Service to this position. The Board also named Stephen L. Sanetti as interim Chief Executive Officer effective as of February 28, 2006.
     With the exception of Mr. Cosentino, all of the five nominees for Director listed below were elected at last year’s Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director listed below. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company.
     The following table sets forth certain information concerning each nominee’s age, business experience, other directorships in publicly-held corporations and the number and percentage of shares of Common Stock of the Company beneficially owned by such nominee as of February 15, 2006.

		Business Experience	First	Shares		Percent
		During the Past Five Years and	Became a	Beneficially		of
Name	Age	Other Directorships	Director	Owned		Class
James E. Service	75	Chairman of the Board (non-executive). Vice Admiral, United States Navy (retired). Consultant, PGR Solutions (investment management). Commander, United States Naval Air Force, Pacific Fleet, from 1985 to 1987. Director of Wood River Medical Center, Ketchum, Idaho from 1992 to 1996.	July, 1992	21,000	(1)	*

Stephen L. Sanetti	56	Interim Chief Executive Officer as of February 28, 2006, and Vice Chairman, President, Chief Operating Officer and General Counsel as of May 6, 2003. Prior thereto, Senior Executive Vice President and General Counsel from October 24, 2000. Prior thereto, Vice President and General Counsel from March 11, 1993. Governor, National Shooting Sports Foundation and Hunting & Shooting Sports Heritage Foundation. Trustee, Friends of Boothe Park.	March, 1998	232,000	(2)	*

John M. Kingsley, Jr.	74	Director, Neurological Institute of New Jersey and former Trustee, Brundge, Story and Rose Investment Trust. Executive Vice President of the Company from 1971 to 1996. Former Vice President, F.S. Smithers & Company. Former Vice President, Finance, General Host Company. Former Associate, Corporate Finance, Dillon, Read & Co., Inc. Former Senior Accountant, Price, Waterhouse & Company.	April, 1972	24,160	(3)	*

Richard T. Cunniff	83	Vice Chairman and Director of the Sequoia Fund, an investment company registered under the Investment Company Act of 1940. Vice Chairman and principal of Ruane, Cunniff & Goldfarb, Inc., an investment advisor under the Investment Advisers Act of 1940.	December, 1986	65,500	(4)	*

John A. Cosentino, Jr.	56	Partner, Ironwood Manufacturing Fund, LP. Chairman, Simonds International, Inc. Chairman, North American Specialty Glass, LLC. Vice Chairman, Primary Steel, LLC. Former Partner, Capital Resource Partners, LP. Former Vice President-Operations, The Stanley Works. Former President, PCI Group, Inc. Former President, Rau Fastener, LLC. Former President, Otis Elevator - North America, division of United Technologies. Former Group Executive, Danaher Corporation.	August, 2005	5,000	(5)	*

*	Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1)	Includes 1,000 shares of Common Stock held directly by Vice Admiral Service. Also includes 20,000 shares of Common Stock subject to options currently exercisable.

(2)	Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 200,000 shares of Common Stock subject to options currently exercisable.

(3)	Includes 4,160 shares of Common Stock held directly by Mr. Kingsley. Also includes 20,000 shares of Common Stock subject to options currently exercisable.

(4)	Includes 45,500 shares of Common Stock held directly by Mr. Cunniff. Also includes 20,000 shares of Common Stock subject to options currently exercisable. Does not include 45,500 shares of Common Stock owned by Mr. Cunniff’s wife as to which Mr. Cunniff disclaims beneficial ownership. Mr. Cunniff is the Vice Chairman, a director and a principal stockholder of Ruane, Cunniff & Goldfarb, Inc., which manages discretionary accounts and which holds 39,391 shares of Common Stock. The firm of Ruane, Cunniff & Goldfarb, Inc. is able to direct the sale or disposition of the 39,391 shares; however, all such shares may be voted only by their beneficial owners. Mr. Cunniff disclaims beneficial ownership of such 39,391 shares.

(5)	Includes 5,000 shares of Common Stock subject to options currently exercisable.
     The Board of Directors recommends a vote “FOR” each of the nominees named above.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
General
     The Board of Directors is committed to good business practice, transparency in financial reporting and the highest level of corporate governance. To that end, the Board of Directors and its committees continually review the Company’s governance policies and practices against the practices of other public companies, specialists in corporate governance, the rules and regulations of the Securities and Exchange Commission (the “SEC”), Delaware law (the state in which the Company is incorporated) and the listing standards of the New York Stock Exchange, Inc. (“NYSE”). As a result of these reviews, the Board of Directors has, over the past several years, among other things:
•	Adopted a revised charter for the Audit Committee;

•	Adopted a charter for the Compensation Committee;

•	Established and adopted a charter for the Nominating and Corporate Governance Committee;

•	Adopted a Code of Business Conduct and Ethics;

•	Adopted Corporate Board Governance Guidelines;

•	Adopted a method by which stockholders can send communications to the Board of Directors;

•	Adopted procedures for the succession of the Chief Executive Officer;

•	Adopted criteria for the selection of new Directors; and

•	Caused the non-management Directors of the Board of Directors to meet regularly in executive sessions.
Corporate Board Governance Guidelines
     The Company’s corporate governance practices are embodied in the Corporate Board Governance Guidelines. A copy of the Corporate Board Governance Guidelines is posted on the Company’s website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in “Stockholder Communications” below.
Board of Directors
     The Company’s business and affairs are under the direction of the Board of Directors of the Company pursuant to the General Corporation Law of the State of Delaware as in effect from time to time and the Company’s By-Laws. Members of the Board of Directors are kept informed of the Company’s affairs through discussions with the Company’s executive officers, by careful review of materials provided to them and by participating in meetings of the Board of Directors and the committees of the Board of Directors.

     More than a majority of the current Directors are “independent” under the rules of the NYSE. The Board of Directors has affirmatively determined that none of Messrs. Cosentino, Cunniff, Hornor (prior to his death on September 11, 2005), Kingsley, Service and Strasser (prior to his resignation on January 28, 2006) has or had a material relationship with the Company or any affiliate of the Company, either directly or indirectly, as a partner, shareholder or officer of an organization (including a charitable organization) that has a relationship with the Company, and are therefore “independent” for such purposes under the rules of the NYSE, including Rule 303A thereof.
     The Board of Directors held five meetings during 2005, including one special telephonic meeting. With the exception of Richard T. Cunniff, who attended four meetings of the Board of Directors and last year’s Annual Meeting of Stockholders, all Directors attended all meetings of the Board of Directors as well as last year’s Annual Meeting of Stockholders. It is the policy of the Company that attendance at all meetings of the Board of Directors and the Annual Meeting of Stockholders of the Company is expected of all Directors, unless the Director has been previously excused by the Chairman of the Board of Directors for good cause.
Director Compensation
     The Board of Directors believes that compensation for our independent directors should be a combination of cash and equity-based compensation.
     During 2005, the Company paid each independent Director $20,000 in annual fees for services as a member of the Board of Directors. Each Director who was not independent received $6,000 in annual fees.
     During 2005, each independent Director received an attendance fee of $1,500 per meeting, and each Director who was not independent received an attendance fee of $500 per meeting. Each independent Director received $1,500 for each committee meeting attended, and any chairman of such committee received $2,000 for each committee meeting attended. On December 20, 2005, the Board of Directors approved a policy regarding payment of fees for telephonic meetings of the Board and its committees, whereby each independent Director received an attendance fee of $750 per telephonic Board or Committee meeting, and each Director who was not independent received an attendance fee of $250 per Board meeting retroactive to November 23, 2005.
     No Director who was not independent served on any committees of the Board of Directors. All Directors were reimbursed for out-of-pocket expenses related to attendance at meetings.
     On January 5, 2001, each independent Director then serving as a director of the Company (Messrs. Service, Kingsley and Cunniff) was granted a non-qualified stock option to purchase 20,000 shares of Common Stock at an exercise price of $9.875 per share under the 2001 Stock Option Plan for Non-Employee Directors, which was approved by the stockholders of the Company on May 3, 2001. These options vested and became exercisable in four equal annual installments of 25% of the total number of options awarded, beginning on the date of grant and on each of the next succeeding three anniversaries thereafter, and all such options are therefore currently vested and exercisable. On August 1, 2005, John A. Cosentino, Jr. and Joseph C. Strasser were each granted a non-qualified stock option to purchase 20,000 shares of Common Stock at an exercise price of $10.88 per share under the 2001 Stock Option Plan for Non-Employee Directors. These options vest and became exercisable in four equal annual installments of 25% of the total number of options awarded, beginning on the date of grant and on each of the next succeeding three anniversaries thereafter. Rear Admiral Strasser’s non-vested options expired upon his resignation on January 28, 2006.
Audit Committee
     In 2005, the members of the Audit Committee of the Board of Directors were John M. Kingsley, Jr., Richard T. Cunniff, James E. Service and Townsend Hornor (until his death on September 11, 2005). Mr. Kingsley, Jr. served as Committee Chairman. On October 20, 2005, the Board appointed John A. Cosentino, Jr. and Joseph C. Strasser as members of the Audit Committee. Each of Messrs. Kingsley, Cosentino, Cunniff and Service are, and Messrs. Hornor and Strasser were, considered “independent” for purposes of service on the Audit Committee under the rules of the NYSE, including Rule 303A thereof, and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). All members of the Audit Committee are financially literate and have a working familiarity with basic finance and accounting practices. In addition, the Company has determined that Mr. Kingsley is an “audit committee financial expert” as defined by SEC rules and regulations.
     The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility with respect to its oversight of: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee shall prepare the report required by SEC rules to be included in the Company’s annual proxy statement.
     The Audit Committee is governed by a written charter adopted by the Board of Directors. A copy of the Audit Committee charter is posted on the Company’s website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in “Stockholder Communications” below.
     The Audit Committee held nine meetings during 2005, including two telephonic meetings. In addition to out-of-pocket expenses related to attendance at meetings, Mr. Kingsley received $18,000, Mr. Cosentino received $3,000, including $1,500 for his attendance at one Audit Committee meeting prior to his appointment to the Committee at the invitation of the Committee Chairman, Mr. Cunniff and Vice Admiral Service each received $12,000, Mr. Hornor received $9,000, and Rear Admiral Strasser received $1,500 for service on the Audit Committee in 2005. In fiscal 2005, Mr. Kingsley, Jr. attended nine meetings of the Audit Committee, Mr. Cunniff and Vice Admiral Service each attended eight meetings of the Audit Committee, Mr. Consentino and Rear Admiral Strasser each attended one meeting of the Audit Committee following their individual appointments to the Committee, and Mr. Hornor attended six meetings of the Audit Committee prior to his death on September 11, 2005. The annual Report of the Audit Committee is included in this Proxy Statement.
Compensation Committee
     In 2005, the members of the Compensation Committee of the Board of Directors were James E. Service, Richard T. Cunniff, John M. Kingsley, Jr. and Townsend Hornor (until his death on September 11, 2005). Vice Admiral Service served as Committee Chairman until October 20, 2005, at which time the Board appointed John A. Cosentino, Jr. and Joseph C. Strasser as members of the Compensation Committee and appointed Mr. Cosentino as Committee Chairman. Each of Messrs. Cosentino, Cunniff, Kingsley, and Service are, and Messrs. Hornor and Strasser were, considered “independent” for purposes of service on the Compensation Committee under the rules of the NYSE, including Rule 303A thereof.
     The purposes of the Compensation Committee are (i) discharging the responsibilities of the Board of Directors with respect to the compensation of the Chief Executive Officer of the Company, the other executive officers of the Company and members of the Board of Directors, and under the Company’s incentive and equity-based plans and (ii) producing an annual report on executive compensation to be included in the Company’s annual proxy statement, in accordance with the rules and regulations of the NYSE and the SEC, and any other applicable rules or regulations.
     The Compensation Committee is governed by a written charter adopted by the Board of Directors. A copy of the Compensation Committee charter is posted on the Company’s website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in “Stockholder Communications” below.
     The Compensation Committee held four meetings during 2005, including one telephonic meeting for which the Compensation Committee members waived compensation. In addition to out-of-pocket expenses related to attendance at meetings, Vice Admiral Service received $6,000, Messrs. Cunniff and Kingsley each received $4,500, and Mr. Hornor received $3,000 for service on the Compensation Committee in 2005, and Mr. Cosentino and Rear Admiral Strasser each received $1,500 for their attendance at one Compensation Committee meeting at the invitation of the Committee Chairman prior to their appointment to the Committee. In fiscal 2005, Vice Admiral Service and Messrs. Cunniff and Kingsley, Jr. each attended four meetings of the Compensation Committee, Mr. Cosentino and Rear Admiral Strasser each attended two meetings of the Compensation Committee, including one meeting prior to their appointment to the Compensation Committee, and Mr. Hornor attended two meetings of the Compensation Committee prior to his death on September 11, 2005. The annual Compensation Committee Report on Executive Compensation is included in this Proxy Statement.
Nominating and Corporate Governance Committee
     In 2005, the members of the Nominating and Corporate Governance Committee were Townsend Hornor (until his death on September 11, 2005), Richard T. Cunniff, John M. Kingsley, Jr. and James E. Service. Mr. Hornor served as Committee Chairman until his death on September 11, 2005 and was succeeded by Vice Admiral Service as Committee Chairman on October 20, 2005. On October 20, 2005, the Board appointed John A. Cosentino, Jr. and Joseph C. Strasser as members of the Nominating and Corporate Governance Committee. Each of Messrs. Service, Cosentino, Cunniff, and Kingsley are, and Messrs. Hornor and Strasser were, considered “independent” for purposes of service on the Nominating and Corporate Governance Committee under the rules of the NYSE, including Rule 303A thereof.
     The Nominating and Corporate Governance Committee is responsible to the Board of Directors for identifying, vetting and nominating potential Directors and establishing, maintaining and supervising the corporate governance program. Some of these responsibilities are discussed in more detail below.
     The Nominating and Corporate Governance Committee is governed by a written charter adopted by the Board of Directors. The Nominating and Corporate Governance Committee charter is posted on the Company’s website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in “Stockholder Communications” below.

     The Nominating and Corporate Governance Committee held ten meetings during 2005, including four telephonic meetings. The members of the Nominating and Corporate Governance Committee waived compensation for three of the four telephonic meetings of the Nominating and Corporate Governance Committee held during 2005. In addition to out-of-pocket expenses related to attendance at meetings, Vice Admiral Service received $10,750, Mr. Kingsley received $9,750, Mr. Cunniff received $8,250, Mr. Hornor received $8,000, and Mr. Cosentino and Rear Admiral Strasser each received $2,250, including $1,500 each for attendance at one Committee meeting prior to their appointment to the Committee at the invitation of the Committee Chairman, for service on the Nominating and Corporate Governance Committee in 2005. In fiscal 2005, Vice Admiral Service and Mr. Kingsley each attended ten meetings of the Nominating and Corporate Governance Committee, Mr. Cunniff attended nine meetings of the Nominating and Corporate Governance Committee, Mr. Cosentino and Rear Admiral Strasser each attended five meetings of the Nominating and Corporate Governance Committee, and Mr. Hornor attended four meetings of the Nominating and Corporate Governance Committee prior to his death on September 11, 2005.
     As required under its charter, the Nominating and Corporate Governance Committee has adopted criteria for the selection of new Directors, including, among other things, career specialization, technical skills, strength of character, independent thought, practical wisdom, mature judgment, and gender and ethnic diversity. Functional skills considered important for Directors to possess include experience as a chief executive or financial officer or similar position in finance, audit, manufacturing, advertising, military, or government, and knowledge and familiarity of firearms and the firearms industry. The Committee will also consider any such qualifications as required by law or applicable rule or regulation, and will consider questions of independence and conflicts of interest. In addition, the following characteristics and abilities, as excerpted from the Company’s Corporate Board Governance Guidelines, will be important considerations of the Nominating and Corporate Governance Committee:
•	personal and professional ethics, strength of character, integrity, and values;

•	success in dealing with complex problems or have obtained and excelled in a position of leadership;

•	sufficient education, experience, intelligence, independence, fairness, reasoning ability, practicality, wisdom, and vision to exercise sound and mature judgment;

•	stature and capability to represent the Company before the public and the stockholders;

•	the personality, confidence, and independence to undertake full and frank discussion of the Company’s business assumptions;

•	willingness to learn the business of the Company, to understand all Company policies, and to make themselves aware of the Company’s finances; and

•	willingness at all times to execute their independent business judgment in the conduct of all Company matters.
     The charter also grants the Nominating and Corporate Governance Committee the responsibility to identify and meet individuals believed to be qualified to serve on the Board and recommend that the

Board select candidates for directorships. The Nominating and Corporate Governance Committee’s process for identifying and evaluating nominees for Director, as set forth in the charter, includes inquiries into the backgrounds and qualifications of candidates. These inquiries include studies by the Nominating and Corporate Governance Committee and may also include the retention of a professional search firm to be used to assist it in identifying or evaluating candidates. The Nominating and Corporate Governance Committee has to date retained the firm of Korn/Ferry International to assist in the search for qualified Directors.
     The Nominating and Corporate Governance Committee has a written policy which states that it will consider Director candidates recommended by stockholders. There is no difference in the manner in which the Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders and the manner in which it evaluates candidates recommended by other sources. Any stockholder interested in recommending a candidate for consideration should send information relating to such stockholder’s ownership of Common Stock of the Company, the biographical information about the candidate as set forth under Proposal No. 1 of this Proxy Statement, a statement of the qualifications of the candidate and at least three business references, to the Corporate Secretary, Sturm, Ruger & Company, Inc., 1 Lacey Place, Southport, CT 06890. The Corporate Secretary will accept such recommendations and forward them to the Chairman of the Nominating and Corporate Governance Committee. In order to be considered for inclusion by the Nominating and Corporate Governance Committee as a candidate at the Company’s next Annual Meeting of Stockholders, stockholder recommendations for Director candidates must be received by the Company on or before December 27, 2006.
     The Company has not rejected any Director candidates put forward by a stockholder or group of stockholders who beneficially owned more than 5 percent of the Company’s common stock for at least one year prior to the date of the recommendation.
Stockholder Communications
     The Board of Directors has adopted a method by which stockholders can send communications to the Board of Directors. Stockholders may communicate in writing any questions or other communications to the Board of Directors by contacting the Corporate Secretary at Sturm, Ruger & Company, Inc., 1 Lacey Place, Southport, CT 06890; or by telephone at (203) 259-7843; or by fax at (203) 256-3367; or by use of the Company’s corporate communications “hotline” at 1-800-826-6762. The “hotline” is monitored 24 hours a day, 7 days a week. Stockholders may also communicate in writing any questions or other communications to the non-management Directors of the Board of Directors, in the same manner.
     Stockholders may contact the Corporate Secretary at (203) 259-7843 or Computershare Investor Services, LLC, which is the Company’s stock transfer agent, at (312) 360-5190 for questions regarding routine stockholder matters.
Code of Business Conduct and Ethics
     The Board of Directors has adopted a “Code of Business Conduct and Ethics” as part of the Company’s Corporate Compliance Program, which governs the obligation of all employees, executive officers and Directors of the Company to conform their business conduct to be in compliance with all applicable laws and regulations, among other things. The Code of Business Conduct and Ethics is posted on the Company’s website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in “Stockholder Communications” below.
Non-Management Directors
     The non-management Directors of the Board of Directors meet regularly in executive sessions and each such meeting is led by a presiding Director. Townsend Hornor served as the presiding Director from May 3, 2005 until his death on September 11, 2005, and was succeeded by Richard T. Cunniff as the presiding Director on that date. A new presiding Director is chosen annually for a one-year term at the first executive session held in concurrence with the organizational meeting of the Board of Directors held after each Annual Meeting of Stockholders. The Director who is the most senior Director, based on the number of years of service as a Director of the Company, and who has not previously served as presiding Director of the executive sessions (or has not so served for the greatest period of time prior to such decision), is chosen to be the presiding Director. The presiding Director presides at all executive session meetings, and is also looked upon to act as an intermediary between the non-management Directors and management of the Company when special circumstances exist or communication out of the ordinary course is necessary.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION *
Overall Policy
     The Company’s executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company’s overall compensation strategy in an attempt to relate executive compensation appropriately to the Company’s overall growth and success and to the executive’s duties and demonstrated abilities. The objectives of this strategy are to attract and retain the best possible executives, to motivate these executives to achieve the Company’s business goals and to provide a compensation package that recognizes individual contributions as well as overall business results. The Compensation Committee and the Board of Directors as a whole have ultimate responsibility for executive compensation.
     These reviews permit an ongoing evaluation of the relationship between the size and scope of the Company’s operations, its performance and its executive compensation. The Compensation Committee also considers the legal and tax effect (including, without limitation, the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company’s executive compensation program in order to provide the most favorable legal and tax consequences for the Company and its executive officers.
     The Compensation Committee determines the compensation of the Company’s executive officers, including the individuals whose compensation is detailed in this proxy statement. The key elements of the Company’s executive compensation consist of base salary, annual bonus and stock options, as discussed below.
Base Salaries
     Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Salary adjustments are determined by evaluating on an individual basis new responsibilities of the executive’s position, changes in the scope of the operations managed, the performance of such operations, the performance of the executive in the position and annual increases in the cost of living.
Annual Bonus
     The Company’s executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee considers the views of the Chief Executive Officer and discusses with him the appropriate bonuses for all officers.

*	The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed to be “soliciting material” or “filed” under the Acts.

Stock Options
     Under the Company’s 1998 Stock Incentive Plan, stock options may be granted to the Company’s executive officers. The Compensation Committee sets guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonuses. Stock options are designed to align the interests of executives with those of the stockholders.
     Under the 1998 Stock Incentive Plan, stock options are typically granted with an exercise price equal to the market price of the Company’s common stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.
Chief Executive Officers’ Compensation
     Following William B. Ruger, Jr.’s appointment as Chief Executive Officer on October 24, 2000, the Compensation Committee reviewed Mr. Ruger, Jr.’s compensation as well as the compensation of the Company’s other executive officers who had been assigned positions of increased responsibility. Based on the Committee’s recommendations as a result of this review, the Board of Directors approved an increase to William B. Ruger, Jr.’s base salary from $225,000 per year to $400,000. Mr. Ruger, Jr.’s base salary did not increase since October 24, 2000. Prior thereto, Mr. Ruger, Jr.’s base salary had not increased since January 1, 1998. Current Chief Executive Officer Stephen L. Sanetti’s base salary was last increased on October 24, 2000 from $175,000 to $275,000, when he was appointed Senior Executive Vice President. Prior thereto, Mr. Sanetti’s base salary had not increased since January 1, 1995.
Conclusion
     Through the programs described above, a significant portion of the Company’s executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

COMPENSATION COMMITTEE

John A. Cosentino, Committee Chairman
Richard T. Cunniff
John M. Kingsley, Jr.
James E. Service

March 3, 2006
COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

     The members of the Compensation Committee of the Company’s Board of Directors for the year 2005 were those named above in the Compensation Committee Report on Executive Compensation. No member of the Committee was at any time during the year 2005 or at any other time an officer or employee of the Company. No executive officer of the Company has served on the Board of Directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth certain information with respect to the compensation for calendar years 2005, 2004 and 2003 for the Company’s Chief Executive Officers and the other individuals who served as executive officers of the Company during 2005.

				Other	Long Term Compensation
				Annual	All Other
		Annual Compensation		Compen-	Compensation
Name and		Salary (1)	Bonus	sation (2)	(3), (4)
Principal Position	Year	$	$	$	$
William B. Ruger, Jr. -	2005	$408,250	$0	$21,195	$65,363
Chairman of the Board of	2004	408,000	0	10,876	31,478
Directors and Chief Executive Officer (5)	2003	408,000	15,000	22,310	60,792

Stephen L. Sanetti -	2005	$283,250	$7,000	$37,547	$43,011
Vice Chairman of the Board of	2004	283,000	7,500	18,773	21,305
Directors, Interim Chief	2003	283,000	15,000	36,801	41,757
Executive Officer, President, Chief Operating Officer and General Counsel (6)

Christopher J. Killoy -	2005	$12,003	$0	$0	$0
Vice President of Sales and	2004	175,000	1,000	0	13,305
Marketing (7)	2003	11,330	0	0	0

Thomas A. Dineen -	2005	$134,500	$7,500	$18,364	$20,283
Treasurer and Chief Financial	2004	134,500	7,000	9,182	10,196
Officer	2003	130,750	15,920	17,498	19,716

Leslie M. Gasper –	2005	$101,000	$5,500	$13,790	$15,426
Corporate Secretary	2004	101,000	5,500	6,895	7,851
	2003	98,083	12,190	13,125	14,956

(1)	Includes Director’s fees.

(2)	Represents “gross-ups” for taxes incurred on benefits received pursuant to the Company’s Supplemental Executive Profit Sharing Plan (the “Supplemental Plan”).

(3)	Represents benefits received pursuant to the Company’s Salaried Employees’ Profit Sharing Plan, Supplemental Plan and taxable premiums paid by the Company for group term life insurance for the named individuals, respectively, as follows: William B. Ruger, Jr., 2005 - $31,500, $28,500 and $1,524, 2004 - $15,375, $14,625 and $1,478, 2003 - $30,000, $30,000 and $792; Stephen L Sanetti, 2005, $0, $41,250 and $516, 2004 - $0, $20,625 and $416, 2003 - $0, $41,250 and $276; Christopher J. Killoy, 2005 - $0, $0 and $0, 2004 - $13,125, $0 and $180, 2003 - $0, $0 and $0; Thomas A. Dineen, 2005 - $0, $20,175 and $108, 2004 - $0, $10,088 and $108, 2003 - $0, $19,613 and $103; Leslie M. Gasper, 2005 - $0, $15,150 and $276, 2004 - $0, $7,575 and $276, 2003 - $0, $14,712 and $244.

(4)	Includes the taxable value of Company products given to the named individuals respectively as follows: William B. Ruger, Jr., 2005-$3,839, 2004-$0, 2003-$0; Stephen L. Sanetti, 2005 -$1,245, 2004-$264, 2003-$231; Christopher J. Killoy, 2005-$0, 2004-$0, 2003-$0; Thomas A. Dineen, 2005 -$0, 2004 -$0, 2003 -$0; Leslie M. Gasper, 2005 -$0, 2004 -$0, 2003 -$0.

(5)	William B. Ruger, Jr. voluntarily resigned as Chairman of the Board on February 13, 2006 and retired as Chief Executive Officer effective February 28, 2006.

(6)	Stephen L. Sanetti became interim Chief Executive Officer effective February 28, 2006.

(7)	Christopher J. Killoy resigned from the Company effective January 25, 2005.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
     The following table sets forth certain information regarding stock options and Stock Appreciation Rights (“SARs”) granted during fiscal 2005 by the Company to the executive officers named in the Summary Compensation Table.

		Individual Grants
		Percent of
		Total
		Options
		Granted			Potential Realizable Value at
	Number of Securities	To			Assumed Interest Rates of Stock
	Underlying	Employees			Price Appreciation for Option
	Options	in Fiscal	Exercise or		Term (3)
	Granted (1)	Year	Base Price (2)	Expiration	@ 5%	@ 10%
Name	#	%	$ / Share	Date	$	$
William B. Ruger Jr. (4)	0	0.0%	n/a	n/a	n/a	n/a

Stephen L. Sanetti	0	0.0%	n/a	n/a	n/a	n/a

Christopher J. Killoy (5)	0	0.0%	n/a	n/a	n/a	n/a

Thomas A. Dineen	0	0.0%	n/a	n/a	n/a	n/a

Leslie M. Gasper	0	0.0%	n/a	n/a	n/a	n/a

(1)	All options granted under the Company’s 1998 Stock Incentive Plan vest in five equal annual installments.

(2)	The exercise price for options granted under the Company’s 1998 Stock Incentive Plan is the closing price of the Common Stock as of the date of grant.

(3)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed annual rates of share price appreciation mandated by the Securities and Exchange Commission of 5% and 10% of the fair value of the Common Stock on the date of grant of the options, compounded annually from the date of the grant to the option expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent upon the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the values reflected will be achieved.

(4)	William B. Ruger, Jr. voluntarily resigned as Chairman of the Board on February 13, 2006, and retired as Chief Executive Officer effective February 28, 2006. Mr. Ruger may exercise his vested options within 90 days following his retirement as Chief Executive Officer.

(5)	Christopher J. Killoy resigned from the Company effective January 25, 2005. Mr. Killoy had no options granted under the Company’s 1998 Stock Incentive Plan.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES
     The following table sets forth certain information regarding stock options and SARs granted which were exercised during fiscal 2005 by the executive officers of the Company named in the Summary Compensation Table.

			Number of Securities
			Underlying Unexercised	Value of Unexercised In-the-
	Shares Acquired		Options/SARs at	Money Options/SARs at
	on		Fiscal Year-End	Fiscal Year-End
	Exercise	Value Realized	Exercisable/Unexercisable(1)	Exercisable/Unexercisable(2)
Name	#	$	#	$
William B. Ruger Jr. (3)	0	$0.00	250,000/0	$0/$0

Stephen L. Sanetti	0	0.00	200,000/0	0/0

Christopher J. Killoy (4)	0	0.00	0/0	0/0

Thomas A. Dineen	0	0.00	35,000/0	0/0

Leslie M. Gasper	0	0.00	50,000/0	0/0

(1)	Stock options awarded December 31, 1998 to William B. Ruger, Jr., Stephen L. Sanetti, Thomas A. Dineen and Leslie M. Gasper under the 1998 Stock Incentive Plan at an exercise price of $11.9375 per share.

(2)	The closing price of the Common Stock on December 31, 2005, $7.01, was less than the exercise price on the date of grant.

(3)	William B. Ruger, Jr. voluntarily resigned as Chairman of the Board on February 13, 2006 and retired as Chief Executive Officer effective February 28, 2006. Mr. Ruger may exercise his vested options within 90 days following his retirement as Chief Executive Officer.

(4)	Christopher J. Killoy resigned from the Company effective January 25, 2005. Mr. Killoy had no options granted under the Company’s 1998 Stock Incentive Plan.

PENSION PLAN TABLE
Estimated Amounts of Annual Pension Payable from the
Salaried Employees’ Retirement Income Plan
for the Participant’s Life,
Commencing During 2005 at Age 65

Highest 60-Consecutive-
Month Average	Years of Credited Service
Annualized Base Pay	15 Years	20 Years	25 Years	30 Years	35 Years
$75,000	$10,252	$13,669	$17,087	$17,087	$17,087
100,000	15,252	20,336	25,420	25,420	25,420
125,000	20,252	27,003	33,753	33,753	33,753
150,000	25,252	33,669	42,087	42,087	42,087
175,000	30,252	40,336	50,420	50,420	50,420
200,000	35,252	47,003	58,753	58,753	58,753
225,000	35,852	47,803	59,753	59,753	59,753
250,000	35,852	47,803	59,753	59,753	59,753
     All of the Company’s salaried employees participate in the Sturm, Ruger & Company, Inc. Salaried Employees’ Retirement Income Plan (the “Pension Plan”), which in general provides annual pension benefits at age 65 in the form of a straight life annuity in an amount equal to: (i) 1-1/3% of the participant’s final average salary (highest 60-consecutive-month average annualized base pay during the last 120 months of employment) less 0.65% of the participant’s Social Security covered compensation, multiplied by (ii) the participant’s years of credited service up to a maximum of 25 years.
     The pensions listed in the table above are not subject to any offset or deduction for Social Security or any other benefits.
     As of December 31, 2005, William B. Ruger, Jr. and Leslie M. Gasper each had more than 25 years of credited service, Stephen L. Sanetti had 25 years of credited service and Thomas A. Dineen had 8 years of credited service.
     An indication of the average annualized base pay under the Pension Plan for these individuals can be found in the Salary column of the Summary Compensation Table.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE
Estimated Amounts of Annual Plan Benefit Payable from the
Supplemental Executive Retirement Plan
for the Participant’s Life,
Commencing During 2005 at Age 65

Average Annual	Years of Credited Service
Compensation	15 Years	20 Years	25 Years	30 Years	35 Years
$125,000	$2,260	$10,509	$18,759	$18,759	$18,759
150,000	6,260	15,843	25,425	25,425	25,425
175,000	10,260	21,176	32,092	32,092	32,092
200,000	14,260	26,509	38,759	38,759	38,759
225,000	18,260	31,843	45,425	45,425	45,425
250,000	22,260	37,176	52,092	52,092	52,092
300,000	31,660	49,709	67,759	67,759	67,759
400,000	61,660	89,709	117,759	117,759	117,759
     The Sturm, Ruger & Company, Inc. Supplemental Executive Retirement Plan (the “SERP”) is a nonqualified supplemental retirement plan for certain senior executives of the Company. Two of the executive officers who appear in the Summary Compensation Table, William B. Ruger, Jr. and Stephen L. Sanetti participate in the SERP. The SERP provides an annual benefit beginning at age 65 in an amount equal to 2% of the participant’s average annual compensation for each complete year of service with the Company up to a maximum of 50% of such average compensation, for those participants who retire from the Company at or after age 60 with 10 or more years of service. The annual benefits described in the table above are already reduced by the amount the participant is entitled to receive under the Pension Plan, and are further reduced by the amount of Social Security benefit the participant is entitled to receive commencing at age 65. The SERP benefit is payable as an annuity over the life of the participant, with 50% to continue for the life of the participant’s surviving spouse after the participant’s death. Preretirement death or disability benefits are also provided to plan participants under the SERP.
     The average annual compensation shown in the above table includes the participant’s base pay, bonuses and other compensation for the participant’s highest consecutive 36 months of service (or, if the participant’s service was less than 36 months, then for the entire period of service) as reported in the Summary Compensation Table, except that benefits received under the Pension Plan, Salaried Employees’ Profit Sharing Plan and taxable premiums paid by the Company for group term life insurance are excluded from the SERP compensation formula. The annual compensation upon which the SERP benefit is calculated is limited to $400,000. As of December 31, 2005, William B. Ruger, Jr. had more than 25 years of credited service and Stephen L. Sanetti had 25 years of credited service. The estimated amounts presented above assume that the participant attained age 65 in 2005.

     John M. Kingsley, Jr., a Director who retired as Executive Vice President of the Company on December 31, 1996, received $145,668 in benefits from the SERP during 2005.
     The SERP provides that in the event of a change in control of the Company participants in pay status shall be entitled to receive a lump-sum payment equal to the present value of the participant’s benefit. Those not in pay status shall become fully vested and generally, if terminated within three years of a change in control, become entitled to a lump-sum payment. The payment shall be computed based upon the participant’s average compensation and years of service with the Company on the date of change in control (provided, however, that in the event of a change in control, the participant’s years of service with the Company for purposes of computing the benefit amount shall not be less than ten). A change in control is defined to mean the effective date of one of the following events: (i) sale or exchange of substantially all of the capital stock of the Company; (ii) sale of substantially all of the assets of the Company; (iii) sale of substantially all of the capital stock of the Company owned of record and beneficially held by members of the William B. Ruger family; or (iv) the merger or consolidation of the Company with or into one or more other corporations; and, in each of such four cases, the sale of stock or assets is to, or the exchange of stock is with, or the merger or consolidation is with or into one or more persons, firms or corporations which does not own at least 10% of the capital stock of the Company.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
Sturm, Ruger & Company, Inc., Standard & Poor’s 500 and Value Line Recreation Industry Index
(Performance Results Through December 31, 2005)
Assumes $100 invested at the close of trading 12/00 in Sturm, Ruger & Company, Inc. Common Stock, Standard & Poor’s 500 and Value Line Recreation Industry Index.

* Cumulative total return assumes reinvestment of dividends.
Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

	2000	2001	2002	2003	2004	2005
Sturm, Ruger & Company, Inc.	100.00	137.10	116.76	149.88	125.53	100.96
Standard & Poor’s 500	100.00	86.96	66.64	84.22	91.79	94.55
Value Line Recreation Industry	100.00	141.70	143.22	214.70	290.76	271.24
     The peer group in the above graph is the Value Line Recreation Industry.

PRINCIPAL STOCKHOLDERS
     The following table sets forth as of February 15, 2006 the ownership of Common Stock by each person of record or known by the Company to beneficially own more than 5% of such stock.

	Name and Address	Amount and Nature of
Title of Class	of Beneficial Owner	Beneficial Ownership	Percent of Class
Common Stock	William B. Ruger, Jr.	5,322,000 (1)	19.59%
	P.O. Box 293
	Newport, NH 03773

Common Stock	Carolyn R. Vogel	4,672,000 (2)	17.36%
	P.O. Box 906
	Harrisville, NH 03450

Common Stock	Ruger Business Holdings, L.P.	4,272,000 (3)	15.87%
	P.O. Box 293
	Newport, NH 03773

Common Stock	Ruger Management, Inc.	4,272,000 (4)	15.87%
	P.O. Box 293
	Newport, NH 03773

Common Stock	Royce & Associates, LLC	1,849,200 (5)	6.87%
	1414 Avenue of the Americas
	New York, NY 10019

Common Stock	NFJ Investment Group, L.P.	1,327,700 (6)	4.93%
	2100 Ross Avenue
	Suite 1840
	Dallas, TX 75201

(1)	Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc., is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc., is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options exercisable within three months following Mr. Ruger’s February 28, 2006 retirement as Chief Executive Officer.

(2)	Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 400,000 shares of Common Stock owned directly by Mrs. Vogel. Mrs. Vogel has sole investment and voting control with respect to such 400,000 shares.

(3)	Represents the 4,272,000 shares of Common Stock disclosed in footnote (1) above.

(4)	Represents the 4,272,000 shares of Common Stock disclosed in footnote (1) above.

(5)	Such information is as of December 31, 2005 derived exclusively from Amendment No. 3 to Schedule 13G filed by Royce & Associates, LLC on February 1, 2006.

(6)	Such information is as of December 31, 2005 derived exclusively from Amendment No. 2 to Schedule 13G filed by NFJ Investment Group L.P. on February 14, 2006.

SECURITY OWNERSHIP OF MANAGEMENT
     The following table sets forth certain information as of February 15, 2006 as to the number of shares of Common Stock beneficially owned by the Chief Executive Officers of the Company and the other individuals who served as executive officers of the Company during 2005, and all Directors and executive officers of the Company as a group. See ELECTION OF DIRECTORS above for such information with respect to each Director of the Company.

		Amount and Nature of
Title of Class	Name of Beneficial Owner *	Beneficial Ownership		Percent of Class
Common Stock	William B. Ruger, Jr. (1)	5,322,000	(2)	19.59%

Common Stock	Stephen L. Sanetti (3)	232,000	(4)	**

Common Stock	Christopher J. Killoy (5)	0		**

Common Stock	Thomas A. Dineen	36,795	(6)	**

Common Stock	Leslie M. Gasper	50,049	(7)	**

Common Stock	Directors and executive officers as a group (4 non-officer Directors, 2 Directors who were also executive officers during 2005 and 3 other executive officers)	5,756,504		21.21%

*	The address of each of the executive officers named in this Security Ownership of Management table is c/o Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

**	Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1)	William B. Ruger, Jr. voluntarily resigned as Chairman of the Board on February 13, 2006, and retired as Chief Executive Officer effective February 28, 2006.

(2)	Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc. is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc. is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options exercisable within three months following Mr. Ruger’s February 28, 2006 retirement as Chief Executive Officer.

(3)	Stephen L. Sanetti became interim Chief Executive Officer as of February 28, 2006.

(4)	Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 200,000 shares of Common Stock options currently exercisable.

(5)	Christopher J. Killoy resigned as Vice President of Sales and Marketing of the Company effective January 25, 2005.

(6)	Includes 1,795 shares of Common Stock held directly by Mr. Dineen. Also includes 35,000 shares of Common Stock options currently exercisable.

(7)	Includes 49 shares of Common Stock held under the CT Gift to Minors Act for the benefit of Ms. Gasper’s two dependent daughters. Also includes 50,000 shares of Common Stock options currently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and NYSE. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
     To the Company’s knowledge, based solely on a review of the copies of the Section 16(a) report forms furnished to the Company and written representations that no other reports were required, that with respect to the period from January 1, 2005 through December 31, 2005, all such forms were filed in a timely manner by the Company’s officers, Directors and greater than ten percent beneficial owners.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     During 2005, the Company paid the amount of $187,500 to Newport Mills, a company owned by William B. Ruger, Jr., the Company’s Chairman of the Board until February 13, 2006 and Chief Executive Officer until February 28, 2006, for the rental of storage space. The Company also paid the amount of $18,000 to Mr. Ruger, Jr. for the rental of office space owned by Mr. Ruger, Jr. in Newport, New Hampshire.

REPORT OF THE AUDIT COMMITTEE*
     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion of the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, and has received the written disclosures and the letter from the independent auditors as required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees).
     The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held nine meetings during fiscal 2005.
     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John M. Kingsley, Jr., Committee Chairman
John A. Cosentino, Jr.
Richard T. Cunniff
James E. Service
April 12, 2006

*	The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Exchange Act (together, the “Acts”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed to be “soliciting material” or “filed” under the Acts.

PROPOSAL NO. 2
APPROVAL OF INDEPENDENT AUDITORS
     Effective July 29, 2005, the Audit Committee of the Company dismissed KPMG LLP and appointed McGladrey & Pullen, LLP as its independent auditors. This change was the result of an extensive search made at the request of the Audit Committee to review the services and costs associated with the external audit function. Subject to the ratification of the stockholders, the Board of Directors has reappointed McGladrey & Pullen, LLP as the Company’s independent auditors for the 2006 fiscal year.
     KPMG LLP’s report on the Company’s financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.
     During the two most recent fiscal years and the interim period preceding July 29, 2005, there have been no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.
     The Company (or someone on its behalf) has not consulted McGladrey & Pullen, LLP during the two most recent fiscal years and the subsequent interim period preceding July 29, 2005 regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements.
Audit Fees
     KPMG LLP’s aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company’s financial statements for the 2005 fiscal year, the reviews of the Company’s quarterly financial statements for the year 2005 to July 29, 2005, and the audit of internal controls for the 2005 fiscal year to July 29, 2005 were $121,000, and KPMG LLP’s aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company’s annual financial statements for the 2004 fiscal year, including the restatement thereof, and the reviews of the Company’s quarterly financial statements for the 2004 fiscal year and the audit of internal controls for the 2004 fiscal year are estimated to be $750,000.
     McGladrey & Pullen, LLP’s aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company’s financial statements for the 2005 fiscal year, the reviews of the Company’s quarterly financial statements for the year 2005 from July 29, 2005, and the audit of internal controls for the 2005 fiscal year from July 29, 2005 were $460,000.
Audit — Related Fees
     KPMG LLP’s aggregate fees, including expenses reimbursed, for assurance and related services for the 2005 fiscal year to July 29, 2005 were $0, and KPMG LLP’s aggregate fees, including expenses reimbursed, for audit-related services for the 2004 fiscal year were $50,000.

     McGladrey & Pullen, LLP’s aggregate fees, including expenses reimbursed, for assurance and related services performed in the 2005 fiscal year from July 29, 2005 were $38,000.
     These were fees for assurance and related services performed by KPMG LLP and McGladrey & Pullen, LLP that were reasonably related to the performance of the audit or review of the Company’s financial statements, such as employee benefit and compensation plan audits.
Tax Fees
     KPMG LLP’s aggregate fees, including expenses reimbursed, for services rendered for tax compliance, tax advice and tax planning for the 2005 fiscal year to July 29, 2005 were $0, and KPMG LLP’s aggregate fees, including expenses reimbursed, for services rendered for tax compliance, tax advice and tax planning for the 2004 fiscal year were $20,000.
     McGladrey & Pullen, LLP’s aggregate fees, including expenses reimbursed, for services to be rendered for tax compliance, tax advice and tax planning for the 2005 fiscal year from July 29, 2005 are estimated to be $12,000.
     These are fees for KPMG LLP’s and McGladrey & Pullen, LLP’s preparation of original and amended tax returns for the Company, tax audit assistance, and tax work stemming from items reported under “Audit-Related Fees” above.
All Other Fees
     There were no fees or expenses reimbursed for services rendered by KPMG LLP or McGladrey & Pullen, LLP to the Company, other than for services described above, for the year 2005 or the year 2004.
     It is the policy of the Audit Committee to meet and review and approve in advance, on a case-by-case basis, all engagements by the Company of permissible non-audit services or audit, review or attest services for the Company to be provided by the independent auditors, with exceptions provided for de minimus amounts under certain circumstances as prescribed by the Exchange Act. The Audit Committee may, at some later date, establish a more detailed pre-approval policy pursuant to which such engagements may be pre-approved without a meeting of the Audit Committee. Any request to perform any such services must be submitted to the Audit Committee by the independent auditor and management of the Company and must include their views on the consistency of such request with the SEC’s rules on auditor independence.
     All of the services of KPMG LLP and McGladrey & Pullen, LLP described above under “Audit-Related Fees” and “Tax Fees” were approved by the Audit Committee in accordance with its policy on permissible non-audit services or audit, review or attest services for the Company to be provided by its independent auditors, and no such approval was given through a waiver of such policy for de minimus amounts or under any of the other circumstances as prescribed by the Exchange Act.
     Representatives of McGladrey & Pullen, LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
The Board of Directors recommends a vote “FOR” Proposal No. 2.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2007
     To be considered for inclusion in the Proxy Statement distributed by the Company in connection with next year’s Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to the Company by December 27, 2006. Any stockholder proposal to be considered at next year’s Annual Meeting of Stockholders, but not included in next year’s Proxy Statement, must be submitted in writing to the Company by March 12, 2007.
     Recommendations for nominees to stand for election as Directors at next year’s Annual Meeting of Stockholders must be received by December 27, 2006 and include the information as required under “THE BOARD OF DIRECTORS AND ITS COMMITTEES – Nominating and Corporate Governance Committee” described above.
     All stockholder proposals or Director nominations should be submitted to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.
OTHER MATTERS
     Management of the Company does not intend to present any business at the Meeting other than as set forth in Items 1 and 2 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.
     The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2005, including the financial statements and financial statement schedules. Such requests should be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Leslie M. Gasper

Leslie M. Gasper
Corporate Secretary
Southport, Connecticut
April 17, 2006

+

Sturm, Ruger Company, Inc.
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004 Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
      1. The Board of Directors unanimously recommends a vote FOR the election of five Directors.

	For	Withhold		For	Withhold

01 - James E. Service	☐	☐	04 - Richard T. Cunniff	☐	☐

02 - Stephen L. Sanetti	☐	☐	05 - John M. Kingsley, Jr.	☐	☐

03 - John A. Cosentino, Jr.	☐	☐
B	Issues
The Board of Directors unanimously recommends a vote:

	For	Against	Abstain

2. FOR The approval of the appointment of McGladrey & Pullen, LLP as the independent auditors of the Company for the 2006 fiscal year.	☐	☐	☐

	For	Against	Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐
C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

+
0 0 7 8 9 5	1 U P X	C O Y
001CD40001                    00J26C

Proxy - Sturm, Ruger & Company, Inc.

LACEY PLACE, SOUTHPORT, CONNECTICUT 06890

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 24, 2006

The undersigned hereby appoints Stephen L. Sanetti and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the “Company”), held of record by the undersigned on April 20, 2006 at the Annual Meeting of Stockholders to be held on May 24, 2006 or any adjournment or postponement thereof.

The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the election of all Directors and “FOR” Proposal 2. Please sign exactly as name appears on other side of this proxy form.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side.)